C6

C6 CAPITAL
FUTURE RECEIVABLES AGREEMENT

This FUTURE RECEIVABLES AGREEMENT (this "Agreement"), dated January 16, 2020, is made by and between GCF Resources LLC, ("GCF") and SYSOREX GOVERNMENT SERVICES, INC. ("Merchant)".

Merchant's Legal Name: SYSOREX GOVERNMENT SERVICES, INC.
DBA Name: SYSOREX GOVERNMENT SERVICES
Legal Entity: Corporation
Address: 13880 DULLES CORNER LN STE 175 **City:** HERNDON **State:** VA **Zip:** 20171

PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to GCF (making GCF the absolute owner) in consideration of the purchase price specified below (the Purchase Price), the specified percentage specified below (the Specified Percentage) of all of Merchant's future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively, the "Receipts", including all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Merchant's business), for the payments due to Merchant as a result of Merchant's sale of goods or services (the "Transactions") until the receipts purchased amount specified below (the Purchased Amount) has been delivered by or on behalf of Merchant to GCF. Merchant hereby acknowledges and agrees that GCF may elect, in its sole discretion, to pay to Merchant a percentage of the full Purchase Price specified below. If GCF elects to pay to Merchant less than the full Purchase Price specified below then the amount actually paid by GCF shall be deemed the Purchase Price for purposes of this transaction notwithstanding the Purchase Price specified below and the Purchased Amount shall automatically be reduced proportionately notwithstanding the Purchased Amount specified below. By signing this Agreement, Merchant expressly consents to be bound to the terms of this Agreement whether GCF, in its sole discretion, elects to pay the full Purchase Price specified below or a percentage thereof. Merchant further acknowledges that if GCF elects to pay a percentage of the full Purchase Price specified below, that such payment shall not be deemed a default under this Agreement, and that all other terms and conditions, specifically including but not limited to the Daily Amount, shall remain in effect except as otherwise provided herein. The Purchased Amount shall be paid to GCF by...in consideration of the purchase price specified below (the Purchase Price), the specified percentage specified below (the Specified Percentage) of all of Merchants...until the receipts purchased amount specified below (the Purchased Amount) has been delivered by or on behalf of Merchant to GCF. Merchant hereby acknowledges and agrees that GCF may elect, in its sole discretion, to pay to Merchant a percentage of the full Purchase Price specified below. If GCF elects to pay to Merchant less than the full Purchase Price specified below then the amount actually paid by GCF shall be deemed the Purchase Price for purposes of this transaction notwithstanding the Purchase Price specified below and the Purchased Amount shall automatically be reduced proportionately notwithstanding the Purchased Amount specified below. By signing this Agreement, Merchant expressly consents to be bound to the terms of this Agreement whether GCF, in its sole discretion, elects to pay the full Purchase Price specified below or a percentage thereof. Merchant further acknowledges that if GCF elects to pay a percentage of the full Purchase Price specified below, that such payment shall not be deemed a default under this Agreement, and that all other terms and conditions, specifically including but not limited to the Daily Amount, shall remain in effect except as otherwise provided herein. The Purchased Amount shall be paid to GCF by...paid to GCF by Merchant's irrevocably directing and authorizing that there be only one depositing bank account, which account must be acceptable to, and pre-approved by, GCF (the "Account") into which Merchant and Merchant s customers shall remit the Specified Percentage of the Merchants settlement amounts due from each Transaction, until such time as GCF receives payment in full of the Purchased Amount. Merchant hereby authorizes GCF to ACH Debit the Daily Amount (as specified below) from the Merchants Account on a daily basis and will provide GCF with all required access codes, and monthly bank statements. Merchant understands that it is responsible for ensuring that the specified percentage to be debited by GCF remains in the Account and will be held responsible for any fees incurred by GCF resulting from a rejected ACH attempt or an event of default. (See Appendix A) GCF is not responsible for any overdrafts or rejected transactions that may result from GCF ACH debiting the specified amounts under the terms of this agreement. GCF will debit the specific daily amount each business day. The Merchant shall deliver to GCF, no later than the 18th date of each month the bank statement for the Account in respect of the immediately preceding month. Within three business days of GCF receipt of the Merchants monthly bank statements, GCF shall reconcile the Merchants Account by either crediting or debiting the difference from or back to the Merchants Account so that the amount debited per month equals the Specified Percentage. If the Merchant fails to deliver the bank statement for the Account for any month, GCF shall consider that the specific remittances were equal to the Specified Percentage of the settlement amount due from each Transaction for such month. GCF may, upon Merchants request, adjust the amount of any payment due under this Agreement at GCF sole discretion and as it deems appropriate. Notwithstanding anything to the contrary in this Agreement or any other agreement between GCF and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A. For the avoidance of any doubt, each party to this Agreement acknowledges, agrees and understands that the transaction contemplated by this Agreement is a purchase and sale of future receivables and not a loan, and no party hereto intends for this Agreement to be, or to be deemed to be, a loan agreement. Accordingly, there is no interest payable hereunder and no mandated date on which amounts hereunder are due. Furthermore, the failure of the Merchant to make sales and the Merchant going out of business or bankrupt is, in and of itself, not an Event of Default under this Agreement. These are risks assumed by GCF. Neither the Merchant nor any affiliate of the Merchant, directly or indirectly, shall assert or attempt to assert at any time and in any forum that this Agreement is a loan agreement or that the transactions contemplated hereby are or should be characterized as loans.

Purchase Price	Specified Percentage	Estimated Daily Amount	Receipts Purchased Amount
$350,000.00	10%	$4,142.00	$497,000.00

THE TERMS AND CONDITIONS, THE "SECURITY AGREEMENT" AND THE "AUTHORIZATION AGREEMENT" ATTACHED HERETEO, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

MERCHANT
BY: ASADUZ ZAMAN KHAN X [signature] (SIGNATURE)

OWNER #1: X__________ (SIGNATURE) ________ (DATE)

OWNER #2: X__________ (SIGNATURE) ________ (DATE)

GCF Resources LLC *
BY: (COMPANY OFFICER) X * Investor has not provided countersigned copy; contract is executed and enforceable (SIGNATURE)

Merchant Initial [initials]

TERMS AND CONDITIONS

I. TERMS OF ENROLLMENT IN PROGRAM

1.1 Merchant Deposit Agreement. Merchant shall execute an agreement (the "Merchant Deposit Agreement") acceptable to GCF with a Bank acceptable to GCF to obtain electronic fund transfer services for the Merchant's account at the Bank approved by GCF (the "Account"). Merchant shall provide GCF and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant's receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes GCF and/or its agent(s) to deduct from the Account the amounts owed to GCF for the receipts as specified herein and to pay such amounts to GCF. Merchant also hereby authorizes GCF to withdraw from the Account the specified percentages and/or sums by GCF debiting the account. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre-approved by GCF or not. This additional authorization is not a waiver of GCF entitlement to declare this Agreement breached by Merchant as a result of its usage of an account that GCF did not first pre-approve in writing prior to Merchant's usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of GCF.

1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire "Purchased Amount" is received by GCF as per the terms of this Agreement, however, at any point during the term of this Agreement, Merchant may terminate this Agreement upon ninety days' prior written notice (effective upon actual receipt) to GCF. The termination of this Agreement shall not affect Merchant's continuing obligation and responsibility to fully satisfy all outstanding obligations that are due to GCF simultaneous with the Notice of termination.

1.3 Future Purchases. GCF reserves the right to rescind the offer to make any purchase payments hereunder, in its sole and absolute discretion.

1.4 Financial Condition. Merchant authorizes GCF and its agents to investigate their financial responsibility and history, and will provide to GCF any authorizations, bank or financial statements, tax returns, etc., as GCF deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit reporting information. GCF is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.

1.5 Transactional History. Merchant authorizes all of their banks and brokers to provide GCF with Merchant's banking, brokerage and/or processing history to determine qualification or continuation in this program.

1.6 Indemnification. Merchant indemnifies and holds harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from (a) claims asserted by GCF for monies owed to GCF from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by GCF.

1.7 No Liability. In no event will GCF be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Merchant. In the event these claims are nonetheless raised, Merchant will be liable for all of GCF legal fees and expenses resulting there from.

1.8 Reliance on Terms. Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, GCF and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.9 Sale of Receipts. Merchant and GCF agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from GCF to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. GCF has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to GCF in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services, and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that GCF has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and GCF shall promptly refund to Merchant any interest received by GCF in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that GCF not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.10 Power of Attorney. Merchant irrevocably appoints GCF as its agent and attorney in fact with full authority to take any action or execute any instrument or document to settle all obligations due to GCF from Processor, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 3.1 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to GCF; and (v) to file any claims or take any action or institute any proceeding which GCF may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by and from Merchant, and GCF is authorized to use Merchant's funds to pay for the same.

1.11 Protections against Default. The following Protections 1 through 7 may be invoked by GCF immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant's services and products including but not limited to direct deposit of any checks into a bank account without scanning into the GCF electronic check processor; (b) Merchant changes its arrangements with Processor in any way that is adverse or unacceptable to GCF; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant's check or deposit transactions to another processor; (d) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of GCF, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to GCF; or (e) Merchant takes any action, fails to take any action, or offers any incentive–economic or otherwise–the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than payments, checks or deposits that are settled through Processor. These protections are in addition to any other remedies available to GCF at law, in equity or otherwise pursuant to this Agreement.

Protection 1. The full uncollected Purchase Amount plus all fees (including legal fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately. *Protection 2.* Merchant hereby authorizes GCF to execute in the name of the Merchant a Confession of Judgment in favor of GCF in the amount of Purchase Amount stated in the Agreement. Upon breach of any provision in this paragraph 1.11, GCF may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon. *Protection 3.* GCF may enforce its security interest in the Collateral identified in the attached Security Agreement. *Protection 4.* The entire Purchase Amount and all fees (including legal fees) shall become immediately refundable and payable to GCF from Merchant. *Protection 5.* GCF may proceed to protect and enforce its rights and remedies by lawsuit. In any such lawsuit, under which GCF shall recover Judgment against Merchant, Merchant shall be liable for all of GCF costs of the lawsuit, including but not limited to all reasonable

Merchant Initial ______

attorneys' fees and court costs. *Protection 6.* This Agreement shall be deemed Merchants Assignment of Merchant's Lease of Merchant's business premises to GCF. Upon breach of any provision in this Agreement, GCF may exercise its rights under this Assignment of Lease without prior Notice to Merchant. *Protection 7.* GCF may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account or otherwise for all sums due to GCF.

1.12 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant, in respect of himself or herself personally, authorizes GCF to disclose information concerning Merchant's credit standing (including credit bureau reports that GCF obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant hereby and waives to the maximum extent permitted by law any claim for damages against GCF or any of its affiliates relating to any (i) investigation undertaken by or on behalf of GCF as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.13 [INTENTIONALLY OMITTED].

1.14 Publicity. Merchant hereby authorizes GCF to use its, his or her name in listings of clients and in advertising and marketing materials.

1.15 D/B/A's. Merchant hereby acknowledges and agrees that GCF may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between GCF and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents warrants and covenants that, as of this date and during the term of this Agreement; and until GCF is fully paid:

2.1 Financial Condition and Financial Information. Merchant's bank and financial Statements, copies of which have been furnished to GCF, and future statements which will be furnished hereafter at the discretion of GCF, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant has a continuing, affirmative obligation to advise GCF of any material adverse change in their financial condition, operation or ownership. GCF may request statements at any time during the performance of this Agreement and the Merchant shall provide them to GCF within 5 business days. Merchant's failure to do so is a material breach of this Agreement.

2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 Insurance. Merchant will maintain business–interruption insurance naming GCF as loss payee and additional insured in amounts and against risks as are satisfactory to GCF and shall provide GCF proof of such insurance upon request.

2.5 Electronic Check Processing Agreement. Merchant will not change its processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Merchant's obligations under this Agreement, without GCF prior written consent. Any such changes shall be a material breach of this Agreement.

2.6 Change of Name or Location. Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and GCF, nor shall Merchant change any of its places of business without prior written consent by GCF.

2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis.

2.8 Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day's prior notice from GCF to Merchant, execute, acknowledge and deliver to GCF and/or to any other person, firm or corporation specified by GCF, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invoked.

2.10 Working Capital Funding. Merchant shall not enter into any arrangement, agreement or commitment that relates to or involves the Receipts, whether in the form of a purchase of, a loan against, collateral against or the sale or purchase of credits against, Receipts or future check sales with any party other than GCF without GCF's written consent.

2.11 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of GCF other than with respect to the security interest held by Inpixon, a Nevada corporation.

2.12 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13 Defaults under Other Contracts. Merchant's execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.14 Good Faith, Best Efforts and Due Diligence. Merchant hereby affirms that it will conduct the business in Good Faith and will expend its best efforts to maintain and grow its business, to ensure that GCF obtains the Purchased Amount. Furthermore, Merchant hereby agrees, warrants and represents hereby that it will constantly perform all appropriate Due Diligence and credit checks of all of the customers' finances, cash flow, solvency, good faith, payment histories and business reputations (the "Due Diligence Requirements") as may suffice to ensure any and all products and/or services provided, sold or delivered by Merchant to said customers will be paid for by customers in full and on time, and will not result in the creation of an unpaid account. These Due Diligence Requirements must be performed prior to any sales to any customer, and repeated no less frequently than monthly for so long as any sums are due from those customers. Full documentation of all of Merchant's compliance with its Due Diligence Requirements must be maintained in Merchant's files so long as GCF has not fully collected all sums due to it. This is not a guaranty of payment by customers, but is a guaranty of full, adequate and good faith Due Diligent investigation and credit check of customers before extending credit to them and continuing no less frequently than monthly so long as sums are still due.

III. EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) the sending of notice of termination by Merchant; (d) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (e) Merchant shall transfer or sell all or substantially all of its assets; (f) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (g) Merchant shall use multiple depository accounts without the prior written consent of GCF (h) Merchant shall change its depositing account without the prior written consent of GCF; (i) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; or (j) Merchant shall default under

Merchant Initial ____

any of the terms, covenants and conditions of any other agreement with GCF.

3.2 [INTENTIONALLY OMITTED].

3.3 Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4.1 hereof, GCF may proceed to protect and enforce its rights or remedies by suit in equity of by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder or any other legal or equitable right or remedy. All rights, powers and remedies of GCF after the occurrence of an Event of Default, are cumulative and not exclusive and shall be in addition to any other rights, powers or remedies provided by law or equity.

Simultaneous with the execution of this Agreement Merchant shall execute a Verified Confession of Judgment. In addition to the other remedies available to GCF upon any Event of Default, Merchant agrees that GCF may file the Verified Confession of Judgment in Utah without notice to Merchant and may seek to obtain a judgment for all amounts due and owing under thisAgreement.

3.4 Costs. Merchant shall pay to GCF all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of GCF remedies set forth in Section 4.2 below, including but not limited to court costs and attorneys' fees.

3.5 Required Notifications. Merchant is required to give GCF written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give GCF seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets orstock.

IV. MISCELLANEOUS

4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by GCF.

4.2 Assignment. GCF may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to GCF shall become effective only upon receipt by GCF. Notices to Merchant shall become effective three days after mailing.

4.4 Waiver Remedies. No failure on the part of GCF to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, GCF and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of GCF, which consent may be withheld in GCF' sole discretion. GCF reserves the rights to assign this Agreement with, or without written notice to Merchant.

This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Utah, without regards to any applicable principles of conflicts of law. If there is any suit, action, litigation or proceeding arising hereunder, or for the interpretation, performance or breach hereof, by either party, then such litigation shall only be instituted in any district court sitting in the state of Utah. The parties, including Merchant, agree that the State of Utah is a convenient forum and submit to personal jurisdiction of the state of Utah and waive any and all objections to jurisdiction or venue. Should any proceeding be initiated in any other state or forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to the state of Utah. Additionally, Merchant hereby agrees to waive any formal personal service of process and agree that any summons and/or complaint or other process to commence any litigation by GCF will be properly served if sent by certified mail, return receipt requested to the mailing address listed on page 1 of this Agreement.

4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys' guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

4.8 Severability. In case any of the provision in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition, without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Confession of Judgment hereto constitute and embody the entire agreement between Merchant and GCF and supersede all prior agreements and understandings relating to the subject matterhereof.

4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISINGIN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS ORTHE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACHMAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUTDURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OFTHIS WAIVER WITH THEIR ATTORNEYS.

4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITIED BY LAWOR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITHPURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES ASA MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATEIN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 Facsimile & Digital Acceptance. Facsimile signatures and Electronic Digital signatures hereon shall be deemed acceptable for all purposes

4.13 Stacking Fee. $5,000.00 - When Merchant takes additional funding after getting funded by GCF while Merchant has a balance with GCF or any subsidiary or any other GCF associated entities. In the event GCF is stacked by another funder, GCF has the right to collect an additional daily payment per day.

Merchant Initial ____

SECURITY AGREEMENT

Merchant's Legal Name: SYSOREX GOVERNMENT SERVICES, INC.	**DBA Name:** SYSOREX GOVERNMENT SERVICES		
Address: 13880 DULLES CORNER LN STE 175	**City:** HERNDON	**State:** VA	**Zip:** 20171
Federal Tax ID#: 54-1764522			

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. Merchant grants to GCF a security interest in and lien upon: (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant, (b) all proceeds, as that term is defined in Article 9 of the UCC (c) all funds at any time in the Merchant's Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and (e) any amount which may be due to GCF under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the "Secured Assets"). Merchant agrees to provide other security to GCF upon request to secure Merchant's obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant's Account to cover GCF entitlements under this Agreement, GCF is granted a further security interest in all of Merchant's assets of any kind whatsoever, and such assets shall then become Secured Assets. These security interests and liens will secure all of GCF entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, GCF or an affiliate of GCF. GCF is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

This security interest may be exercised by GCF without notice or demand of any kind by making an immediate withdrawal or freezing the Secured Assets. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, GCF has control over and may direct the disposition of the Secured Assets, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Secured Assets other than Inpixon, a Nevada corporation. With respect to such security interests and liens, GCF will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from GCF written consent prior to granting a new security interest of any kind in the Secured Assets to a third party. Merchant agrees that this is a contract of recoupment and GCF is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Merchant agrees not to contest or object to any motion for relief from the automatic stay filed by GCF. Merchant agrees to execute and deliver to GCF such instruments and documents GCF may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in this Agreement. GCF is authorized to execute all such instruments and documents in Merchant's name.

Negative Pledge. Except as described above, Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral.

Consent to Enter Premises and Assign Lease. GCF shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, GCF may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that GCF may enter into an agreement with Merchant's landlord giving GCF the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or
(b) to assign Merchant's lease to another qualified business capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, GCF may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to GCF, whether by acceleration or otherwise.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

MERCHANT
BY: ASADUZ ZAMAN KHAN

X [signature]
(SIGNATURE)

OWNER #1:

X________________________ ____________
(SIGNATURE) (DATE)

(SOCIAL SECURITY #)

(DRIVERS LICENSE)

OWNER #2:

X________________________ ____________
(SIGNATURE) (DATE)

(SOCIAL SECURITY #)

(DRIVERS LICENSE)

Merchant Initial [initials]

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)

This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Merchant should keep this important legal document for Merchant's records.

DISBURSMENT OF ADVANCE PROCEEDS. By signing below, Merchant authorizes Buyer to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating an ACH credit to the checking account indicated below (or a substitute checking account Merchant later identifies and is acceptable to Buyer) (hereinafter referred to as the "Designated Checking Account"). This authorization is to remain in full force and effect until Buyer has received written notification from Merchant of its termination in such time and in such manner as to afford Buyer and Merchant's depository bank a reasonable opportunity to act on it.

BUSINESS PURPOSE ACCOUNT. By signing below, Merchant attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes.

MISCELLANEOUS. Buyer is not responsible for any fees charged by Merchant's bank as the result of credits or debits initiated under this agreement. In the event that a merchant takes an additional funding position the estimated daily payment can increase to double. The origination of ACH transactions to Merchant's account must comply with the provisions of U.S. law.

I, (We) ASADUZ ZAMAN KHAN , hereby authorize, GCF Resources LLC

(Hereinafter known as "GCF") to Electronically (ACH) debit the Bank Account Below, of which I am a signer:

Bank Name: WELLS FARGO	**Branch:**		
(ABA) Routing: 121000248	**Account Type:**		
DDA: Account: 4351745021	**Tax ID # :** 54-1764522		
For the amount of: $4,142.00 **or the equivalent of 5 daily payments weekly or** 10% **of each Banking Deposit**	**On the Following Days:** ☐ **MONDAY THRU FRIDAY**	☒ **MONDAY THRU FRIDAY INCLUDING HOLIDAYS**	☐ **SEVEN DAYS A WEEK**

This authorization is to remain in full force and effect until GCF has received written notification from me at least 5 banking day's prior of its termination to afford GCF a reasonable opportunity to act on it.

MERCHANT:

X [signature]
(SIGNATURE)
ASADUZ ZAMAN KHAN

21 Jan 2020
(DATE)

(SOCIAL SECURITY #)

(DRIVERS LICENSE)

Merchant Initial [initials]

APPENDIX A: FEE BREAKDOWN AND SUMMARY

A. Origination Fee - $7,000.00 to cover Underwriting and related expenses.

B. ACH Program Fee - $10,500.00 (or_______% of the funded amount, depending on size of advance). ACH's are labor intensive and are not an automated process, requiring us to charge this fee to cover costs.

C. NSF Fee (Standard) - $50.00 (each) Up to THREE TIMES ONLY before a default is declared.

D. Rejected ACH - $100.00 -- When Merchant directs the bank to reject our Debit ACH.

E. Bank Change Fee - $50.00 -- When Merchant requires a change of Bank Account to be debited, requiring us to adjust our system.

F. Blocked Account - $5,000.00 -- When Merchant BLOCKS Account from our Debit ACH which places them in default (per contract).

G. Default Fee - $5,000.00 -- When Merchant changes bank Account cutting us off from our collections.

MERCHANT: X_[signature]_ (SIGNATURE)

ASADUZ ZAMAN KHAN

21 Jan 2020 (DATE)

(DRIVERS LICENSE)

Merchant Initial [initials]

BANK ACCOUNT ACCESS DETAILS

Thank you for accepting this offer from GCF Resources LLC. We look forward to being your funding partner for as long as you need.

GCF Resources LLC will require viewing access to your bank account, each business day, in order to calculate the amount of your daily payment. Please be assured that we carefully safeguard your confidential information, and only essential personnel will have access to it. GCF Resources LLC will also require viewing access to your bank account, prior to funding, as part of our underwriting process. The requested access is for "read-only" or viewing purposes only, and GCF Resources LLC is not requesting any change or modification access to your account.

Please fill out the form below with your information necessary to access your account.

Merchant's Preferred Contact #	
Bank name	WELLS FARGO
Username	
Password **Be sure to indicate capital or lower case letter*	
Security Question/Answer 1	
Security Question/Answer 2	
Security Question/Answer 3	
Any other information necessary to access your account	

Please note: In the event that we are unable to access your account, we will take a daily estimate payment. An additional $39 fee will be assessed for each day we don't have access. Please be advised that failure to timely reestablish our access ability is an "Event of Default" as well as a breach of contract. All remedies available to us will be pursued and penalties will be enforced.

Merchant Initial ____

ACKNOWLEDGMENT

I, ASADUZ ZAMAN KHAN hereby acknowledge, on behalf of Merchant:

- **There has been no promise of additional capital in 30** days from funding by GCF Resources LLC or any ISO (broker)
    - Our policy is that merchants can seek additional capital from us when they have paid 50% of the Receipts Purchased Amount.
- There has not been and will not be any contact from third party debt companies regarding this Future Receivables Agreement dated

  January 16, 2020.

I, the undersigned, acknowledge that I am in agreement with these items, which are also described in detail within the pages of this document.

Signature [signature] ***Date*** 21 Jan 2020

Merchant Initial [initials]